                                                                 EXHIBIT 10.23.1
                                                                 ---------------





                                                                [Execution Copy]
                                                                ----------------

              ___________________________________________________

                    SECURITY AND COLLATERAL AGENT AGREEMENT

                                     among

                               DEUTSCHE BANK AG,
                               NEW YORK BRANCH,

                                   as Agent,

                                BANK ONE, N.A.,

                as Collateral Agent and Securities Intermediary

                     AMERICREDIT FINANCIAL SERVICES, INC.,

                         individually and as Servicer

                                      and

                             AMERICREDIT DB TRUST,

                                  as Borrower

                     _____________________________________

                           Dated as of June 30, 2000

                     _____________________________________

              ___________________________________________________

                    SECURITY AND COLLATERAL AGENT AGREEMENT

     SECURITY AND COLLATERAL AGENT AGREEMENT dated as of June 30, 2000 among DEUTSCHE BANK AG, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "Agent"), BANK ONE, N.A., as collateral agent (including any successor
     ------
thereto in such capacity, the "Collateral Agent"), BANK ONE, N.A., as securities
                               -----------------
intermediary hereunder (including any successor thereto in such capacity, the

"Securities Intermediary"), AMERICREDIT DB TRUST, a Delaware business trust (the
------------------------
"Borrower"), and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation
 ---------
("AFS"), individually and as Servicer.
------

                             W I T N E S S E T H :

     WHEREAS, AFS and the other Sellers are the owners of certain Receivables (certain capitalized terms used in this Preamble are defined in Section 1 below) and Asset Backed Securities;

     WHEREAS, the Borrower desires to purchase or otherwise acquire certain of such Receivables and Asset Backed Securities;

     WHEREAS, the Noncommitted Lenders may, or if any Noncommitted Lender elects not to, certain Committed Lenders shall, from time to time hereafter finance the purchase of such Receivables and Asset Backed Securities by making Advances to the Borrower under the Receivables Financing Agreement secured, inter alia, by
                                                                ----- ----
such Receivables and Asset Backed Securities; and

     WHEREAS, AFS will act as Servicer under the Receivables Financing
Agreement.

     NOW, THEREFORE, AFS, the Borrower, the Collateral Agent, the Securities Intermediary and the Agent, intending to be legally bound, hereby agree as follows:

     Section 1.  Definitions. For all purposes of this Agreement, the following
                 -----------
terms shall have the meanings set forth below, unless the context clearly indicates otherwise. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Receivables Financing Agreement.

     "Accrual Period" shall mean, with respect to any Distribution Date, the
      --------------
period from and including the previous Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) through and including the day preceding such Distribution Date.

     "AFS" has the meaning specified in the introductory paragraph hereto.
      ---

     "Agent" has the meaning specified in the introductory paragraph hereto.
      -----

     "Agreement" means this Security and Collateral Agent Agreement, as it may
      ---------
be amended, supplemented or otherwise modified from time to time.

     "Borrower" has the meaning specified in the introductory paragraph hereto.
      --------

     "Capped Expenses" means, at any time, costs and expenses due at such time
      ---------------
(if any) to the Backup Servicer and the Collateral Agent under the Transaction Documents not in excess of $7500 with respect to any Collection Period.

     "Clause (ii) Cap" means, with respect to any Distribution Date, the sum of
      ---------------
the daily interest which would have accrued on all Advances maintained on each day during the Accrual Period with respect to such Distribution Date at a rate per annum equal to 1.25% in excess of the Eurodollar Rate (determined as set forth in the Receivables Financing Agreement provided that the Fixed Period
                                             -------- ----
referred to in the definition of Eurodollar Rate shall be the Accrual Period for such Distribution Date).

     "Collateral Agent" has the meaning specified in the introductory paragraph
      ----------------
hereto.

     "Facility A Available Amount" means, with respect to any Distribution Date,
      ---------------------------
the sum of (a) the amount on deposit in the Facility A Subaccount as of the end of the preceding Collection Period plus (b) the amount deposited in the Facility A Subaccount pursuant to Section 8.18 of the Receivables Financing Agreement representing payments under any Interest Rate Hedge with respect to the Accrual Period ending on the day preceding such Distribution Date plus (c) the investment income earned on amounts on deposit in the Facility A Subaccount and the Facility A Share of any investment income earned on amounts on deposit in the Collateral Account and the Reserve Account since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) plus (d) any amounts available under clause "Eighth" of Section 3(b) or clause "Sixth" of
                                ------                             -----
Section 3(d) hereof (as applicable).

     "Facility B Available Amount" means, with respect to any Distribution Date,
      ---------------------------
the sum of (a) the amount on deposit in the Facility B Subaccount as of the end of the preceding Collection Period plus (b) the amount deposited in the Facility B Subaccount pursuant to Section 8.18 of the Receivables Financing Agreement representing payments under any Interest Rate Hedge with respect to the Accrual Period ending on the day preceding such Distribution Date plus (c) the investment income earned on amounts on deposit in the Facility B Subaccount and the Facility B Share of any investment income earned on amounts on deposit in the Collateral Account and the Reserve Account since the prior Distribution Date (or the Closing Date in the case of the first Distribution Date) plus (d) any amounts available under clause "Eighth" of Section 3(a) or clause "Sixth" of
                                ------                             -----
Section 3(c) hereof (as applicable).

     "Increased Costs" means collectively, any increased cost, loss, breakage
      ---------------
cost or liability owing to the Agent and/or any other Affected Person under
Article VI of the Receivables Financing Agreement.

     "Indemnity Amounts" means, collectively, all indemnity obligations and
      -----------------
other amounts owing to the Agent, any Lender and/or any other Indemnified Party under Article XVII or Section 12.1 or Section 18.4 of the Receivables Financing Agreement (to the extent not paid by AFS) and the unreimbursed amount (if any) expended by the Lenders under Section 8.5(b) of the Receivables Financing Agreement.

     "Receivables Financing Agreement" means the Receivables Financing
      -------------------------------
Agreement, dated as of the date hereof, among the Borrower, AFS, individually and as Servicer and Custodian, each Noncommitted Lender and Committed Lender party thereto, AmeriCredit Funding Corp. IV, the Agent, and Bank One, N.A., as Backup Servicer and Collateral Agent, as amended, extended or otherwise modified from time to time.

     "Securities Intermediary" has the meaning specified in the introductory
      -----------------------
paragraph hereto.

     "Senior Yield" means, with respect to any Distribution Date, the lesser of
      ------------
(x) the Yield payable on the Advances accrued during the Accrual Period with respect to such Distribution Date and (y) the amount of the Clause (ii) Cap with respect to such Distribution Date.

     Section 2.  Appointment of Collateral Agent; Securities Intermediary.
                 --------------------------------------------------------

          (a) Subject to the terms and conditions hereof, the Agent, on behalf of the Lenders and other Investors, hereby appoints Bank One, N.A., as Collateral Agent hereunder and under the Receivables Financing Agreement, and Bank One, N.A. hereby accepts such appointment.

          (b) Bank One, N.A. in its capacity as Securities Intermediary hereunder hereby undertakes and agrees to act as "security intermediary" (as such term is defined in Section 8-501 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC")) in connection with the securities accounts hereinafter referred to in this Section 2(b) and all securities, security entitlements, cash and other property held from time to time in such securities accounts). In such capacity and in accordance with Section 8.17 of the Receivables Financing Agreement, the Securities Intermediary will (x) establish account number 6800094200 in the name of Bank One, N.A., as Collateral Agent which account is the account referred to herein as the "Collection Account", (y) establish account number 6800094202 in the name of Bank One, N.A., as Collateral Agent which account is the account referred to herein as the "Collateral Account" and
     (z) establish account number 6800094201 in the name of Bank One, N.A., as Collateral Agent which account is the account referred to herein as the "Reserve Account." The Securities Intermediary represents, warrants, acknowledges and agrees that:

               (i) It shall not change the name or account number of the Collection Account, the Collateral Account or the Reserve Account without the prior written consent of the Collateral Agent;

               (ii) All securities or other property comprising any financial assets deposited in or credited to the Collection Account, the Collateral Account or the Reserve Account shall be registered in the name of the Securities Intermediary or the Collateral Agent or in blank or shall be credited to another securities account or accounts maintained in the name of the Securities Intermediary, and in no case shall any financial asset deposited in or credited to any such account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

               (iii) All property delivered to the Securities Intermediary pursuant to the Receivables Financing Agreement and this Agreement for deposit in or credit to Collection Account, the Collateral Account or the Reserve Account shall be promptly credited to such account;

               (iv) Each of the Collection Account, the Collateral Account and the Reserve Account is and shall remain a "securities account" as such term is defined in Section 8-501(a) of the New York UCC, and the Securities Intermediary agrees that each item of property (whether investment property, financial asset, security, instrument or cash) deposited in or credited to each such account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and that, subject to the terms of the Receivables Financing Agreement and this Agreement, the Securities Intermediary will treat the Collateral Agent as the holder of a security entitlement in and as entitled to exercise the rights that comprise any financial asset deposited in or credited to such account;

               (v) Bank One, N.A. in the ordinary course of its business maintains securities accounts for others and is acting in that capacity in exercising its rights and discharging its duties hereunder; and

               (vi) If at any time the Securities Intermediary shall receive any notification from the Collateral Agent directing transfer or redemption of any financial asset relating to the Collection Account, the Collateral Account or the Reserve Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Borrower or any other person.

     Without limiting the generality of Section 12 of this Agreement the parties agree that both this Agreement and the Collection Account, the Collateral Account and the Reserve Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York UCC New York shall be deemed to be the Securities Intermediary's jurisdiction and the Collection Account, the Collateral Account and the Reserve Account (as well as all of the securities entitlements related thereto) shall be governed by the laws of the State of New York.

     Section 3. Distributions.
                -------------

          (a)  Facility A - Prior to Termination Date. On each Distribution Date
               --------------------------------------
     prior to the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, the Facility A Available Amount for such Distribution Date in the following order of priority:

               (i) FIRST, to the extent not previously paid by AFS or otherwise by or on behalf of the Borrower (A) to the Servicer, the Facility A Share (computed for the purposes of this Section 3(a) as of the last day of the preceding Collection Period) of the Servicing Fee (computed at a Servicing Fee Rate not in excess of 2.00% per annum) for the related Collection Period; (B) to the Backup Servicer and the Collateral Agent, the Facility A Share of the Backup Servicer Fee for the related Collection Period; (C) to the Backup Servicer and the Collateral Agent, the Facility A Share of the Capped Expenses; (D) to the Backup Servicer, the Facility A Share of the Transition Costs (if any) due to the Backup Servicer under the Transaction Documents; and (E) to the Agent, on behalf of itself and the Lenders and Liquidity Providers, the Facility A Share of the Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid under this Section 3(a) on a prior Distribution Date);

               (ii) SECOND, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility A Advances accrued during the Accrual Period with respect to such Distribution Date but not in excess of the Clause (ii) Cap with respect to such Distribution Date (and any Yield with respect to any prior Accrual Period to the extent not paid pursuant to this Section 3(a)(ii) on a prior Distribution Date);

               (iii) THIRD, to the Agent, on behalf of the Lenders, the principal amount of Facility A Advances which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of, or remedy a Facility A Deficiency;

               (iv) FOURTH, to the Reserve Account, until the amount on deposit therein is equal to the Required Reserve Account Amount;

               (v) FIFTH, to the extent not previously paid pursuant to clause SECOND above, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility A Advances accrued during the Accrual Period with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid on a prior Distribution Date);

               (vi) SIXTH, to the Agent, for the benefit of the Affected Persons, the Facility A Share of any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, the Facility A Share of any Indemnity Amounts then due and owing to each such Indemnified Party;

               (vii) SEVENTH, to the extent not previously paid pursuant to clause FIRST above, (A) to the Agent, the Facility A Share of any costs and expenses due to the Agent under the Transaction Documents; and (B) to the Backup Servicer and Collateral Agent, the Facility A Share of any costs and expenses due to the Backup Servicer and Collateral Agent under the Transaction Documents;

               (viii) EIGHTH, to the extent of amounts remaining unpaid under clauses FIRST through and including SEVENTH of Section 3(b) after application of the Facility B Available Amount (other than amounts described in clause (d) of the definition of such term) for such Distribution Date, to the payment of such amounts (in the order of priority set forth in Section 3(b)); and

               (ix) NINTH, to the Borrower, the remaining portion of the Facility A Available Amount.

          (b)  Facility B - Prior to Termination Date. On each Distribution Date
               --------------------------------------
     prior to the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, the Facility B Available Amount for such Distribution Date in the following order of priority:

               (i) FIRST, to the extent not previously paid by AFS or otherwise by or on behalf of the Borrower (A) to the Servicer, the Facility B Share (computed for the purposes of this Section 3(b) as of the last day of the preceding Collection Period) of the Servicing Fee (computed at a Servicing Fee Rate not in excess of 2.00% per annum) for the related Collection Period; (B) to the Backup Servicer and the Collateral Agent, the Facility B Share of the Backup Servicer Fee for the related Collection Period; (C) to the Backup Servicer and the Collateral Agent, the Facility B Share of the Capped Expenses; (D) to the Backup Servicer, the Facility B Share of the Transition Costs (if any) due to the Backup Servicer under the Transaction Documents; and
          (E) to the Agent, on behalf of itself and the Lenders and Liquidity Providers, the Facility B Share of the Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid under this Section 3(b) on a prior Distribution Date);

               (ii) SECOND, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility B Advances accrued during the Accrual Period with respect to such Distribution Date but not in excess of the Clause (ii) Cap with respect to such Distribution Date (and any Yield with respect to any prior Accrual Period to the extent not paid pursuant to this Section 3(b)(ii) on a prior Distribution Date);

               (iii) THIRD, to the Agent, on behalf of the Lenders, the principal amount of Facility B Advances which are to be paid or prepaid to the extent then due and owing including, without limitation, any amount of such principal required to prevent the existence of, or remedy a Facility B Deficiency;

               (iv) FOURTH, to the Reserve Account, until the amount on deposit therein is equal to the Required Reserve Account Amount;

               (v) FIFTH, to the extent not previously paid pursuant to clause SECOND above, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility B Advances accrued during the Accrual Period with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid on a prior Distribution Date);

               (vi) SIXTH, to the Agent, for the benefit of the Affected Persons, the Facility B Share of any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, the

     Facility B Share of any Indemnity Amounts then due and owing to each such Indemnified Party;

          (vii) SEVENTH, to the extent not previously paid pursuant to clause FIRST above, (A) to the Agent, the Facility B Share of any costs and expenses due to the Agent under the Transaction Documents; and (B) to the Backup Servicer and Collateral Agent, the Facility B Share of any costs and expenses due to the Backup Servicer and Collateral Agent under the Transaction Documents;

          (viii) EIGHTH, to the extent of amounts remaining unpaid under clauses FIRST through and including SEVENTH of Section 3(a) after application of the Facility A Available Amount (other than amounts described in clause (d) of the definition of such term) for such Distribution Date, to the payment of such amounts (in the order of priority set forth in Section 3(a)); and

          (ix) NINTH, to the Borrower, the remaining portion of the Facility B Available Amount.

     (c)  Facility A - After Termination Date. On each Distribution Date on or
          -----------------------------------
after the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, or, if not delivered, upon the Agent's direction, the Facility A Available Amount for such Distribution Date and the Facility A Share of all amounts, if any, on deposit in the Reserve Account and the Collateral Account in the following order of priority:

          (i) FIRST, to the extent not previously paid by AFS or otherwise by or on behalf of the Borrower (A) to the Servicer, the Facility A Share (computed for its purposes of this Section 3(c) as of the last day of the preceding Collection Period) of the Servicing Fee (computed at a Servicing Fee Rate not in excess of 2.00% per annum) for the related Collection Period; (B) to the Backup Servicer and the Collateral Agent, the Facility A Share of the Backup Servicer Fee for the related Collection Period; (C) to the Backup Servicer and the Collateral Agent, the Facility A Share of the Capped Expenses; (D) to the Backup Servicer, the Facility A Share of the Transition Costs (if any) due to the Backup Servicer under the Transaction Documents; and (E) to the Agent, on behalf of itself, the Lenders and the Liquidity Providers, the Facility A Share of the Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid under this Section 3(c) or 3(a) on a prior Distribution Date);

          (ii) SECOND, to the Agent on behalf of the Lenders, an amount equal to Yield on the Facility A Advances accrued during the Accrual Period with respect to such Distribution Date but not in excess of the Clause (ii) Cap with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid on a prior Distribution Date under this Section 3(c) or 3(a));

               (iii) THIRD, to the Agent, on behalf of the Lenders, the principal amount of all outstanding Facility A Advances;

               (iv)    FOURTH, as follows (in the priority indicated): first, to
                                                                       -----
          the extent not previously paid pursuant to clause SECOND above, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility A Advances accrued during the Accrual Period with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid under this Section 3(c) or 3(a) on a prior Distribution Date); and second, to the Agent, for the
                                             ------
          benefit of the Affected Persons, the Facility A Share of any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, the Facility A Share of any Indemnity Amounts then due and owing to each such Indemnified Party;

               (v) FIFTH, to the extent not previously paid pursuant to clause FIRST above, (A) to the Agent, the Facility A Share of any costs and expenses due to the Agent under the Transaction Documents; and (B) to the Backup Servicer and Collateral Agent, the Facility A Share of any costs and expenses due to the Backup Servicer and Collateral Agent under the Transaction Documents;

               (vi) SIXTH, to the extent any amounts described in clauses FIRST through and including FIFTH of Section 3(d) remain unpaid after application of Facility B Available Amounts (other than amounts described in clause (d) of the definition of such term) and the Facility B Share of amounts in the Reserve Account and Collateral Account, to pay such amounts in the order of priority set forth in
          Section 3(d); and

               (vii) SEVENTH, to the Borrower, the remaining portion of the amount to be distributed.

          (d)  Facility B - After Termination Date.  On each Distribution Date
               -----------------------------------
     on or after the Facility Termination Date, the Collateral Agent shall distribute, in accordance with the applicable Servicer's Certificate, or, if not delivered, upon the Agent's direction, the Facility B Available Amount for such Distribution Date and the Facility B Share of all amounts, if any, on deposit in the Reserve Account and the Collateral Account in the following order of priority:

               (i) FIRST, to the extent not previously paid by AFS or otherwise by or on behalf of the Borrower (A) to the Servicer, the Facility B Share (computed for its purposes of this Section 3(d) as of the last day of the preceding Collection Period) of the Servicing Fee (computed at a Servicing Fee Rate not in excess of 2.00% per annum) for the related Collection Period; (B) to the Backup Servicer and the Collateral Agent, the Facility B Share of the Backup Servicer Fee for the related Collection Period; (C) to the Backup Servicer and the Collateral Agent, the Facility B Share of the Capped Expenses; (D) to the Backup Servicer, the Facility B Share of the Transition Costs (if any) due to the Backup Servicer under the Transaction Documents; and
          (E) to the Agent, on behalf of itself, the Lenders and the Liquidity Providers, the Facility B Share of the Fees payable on such Distribution Date pursuant to the Fee Letter (and any Fees due and not paid under this Section 3(d) or 3(b) on a prior Distribution Date);

          (ii) SECOND, to the Agent on behalf of the Lenders, an amount equal to Yield on the Facility B Advances accrued during the Accrual Period with respect to such Distribution Date but not in excess of the Clause (ii) Cap with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid on a prior Distribution Date under this Section 3(d) or 3(b));

          (iii) THIRD, to the Agent, on behalf of the Lenders, the principal amount of all outstanding Facility B Advances;

          (iv)    FOURTH, as follows (in the priority indicated):  first, to
                                                                   -----
     the extent not previously paid pursuant to clause SECOND above, to the Agent, on behalf of the Lenders, an amount equal to Yield on the Facility B Advances accrued during the Accrual Period with respect to such Distribution Date (and any such Yield with respect to any prior Accrual Period to the extent not paid under this Section 3(d) or 3(b) on a prior Distribution Date); and second, to the Agent, for the benefit of the
                             ------
     Affected Persons, the Facility B Share of any Increased Costs then due and owing, and, to the extent not previously paid by or on behalf of the Borrower, to each Indemnified Party, the Facility B Share of any Indemnity Amounts then due and owing to each such Indemnified Party;

          (v) FIFTH, to the extent not previously paid pursuant to clause FIRST above, (A) to the Agent, the Facility B Share of any costs and expenses due to the Agent under the Transaction Documents; and (B) to the Backup Servicer and Collateral Agent, the Facility B Share of any costs and expenses due to the Backup Servicer and Collateral Agent under the Transaction Documents;

          (vi) SIXTH, to the extent any amounts described in clauses FIRST through and including FIFTH of Section 3(c) remain unpaid after application of Facility A Available Amounts (other than amounts described in clause (d) of the definition of such term) and the Facility A Share of amounts in the Reserve Account and Collateral Account, to pay such amounts in the order of priority set forth in Section 3(c); and

          (vii) SEVENTH, to the Borrower, the remaining portion of the amount to be distributed.

     (e)  Facility A - Interim Distributions.  On each Interim Distribution Date
          ----------------------------------
with respect to Facility A, the Collateral Agent shall, at the direction of the Servicer or the Agent, withdraw from the Facility A Subaccount and distribute the following amounts in the following order of priority:

          (i) FIRST, to the Agent, on behalf of the Lenders, Yield in respect of any Facility A Advances being paid or prepaid on such date and, on the last day of any Fixed Period for any Facility A Advance, Yield due and unpaid with respect to such Advance; and

          (ii) SECOND, to the Agent, on behalf of the Lenders, an amount equal to the Facility A Advances being paid or prepaid on such date.

     (f)  Facility B - Interim Distributions.  On each Interim Distribution
          ----------------------------------
Date with respect to Facility B, the Collateral Agent shall, at the direction of the Servicer or the Agent, withdraw from the Facility B Subaccount and distribute the following amounts in the following order of priority:

          (i) FIRST, to the Agent, on behalf of the Lenders, Yield in respect of any Facility B Advances being paid or prepaid on such date and, on the last day of any Fixed Period for any Facility B Advance, Yield due and unpaid with respect to such Advance; and

          (ii) SECOND, to the Agent, on behalf of the Lenders, an amount equal to the Facility B Advances being paid or prepaid on such date.

Section 4. The Reserve Account and the Collateral Account; Investments.
           -----------------------------------------------------------

     (a) If, on any Distribution Date, the Facility A Available Amount or the Facility B Available Amount is less than the aggregate amount required to be distributed pursuant to clauses (i), (ii), (iii), (v) and (vi) of Section 3(a) or Section 3(b), respectively, the Collateral Agent shall withdraw (or, if the Reserve Account shall not at such time be maintained by the Collateral Agent, the Collateral Agent shall direct the holder of the Reserve Account to withdraw) the amount of such deficiency, up to the amount available in the Reserve Account, from the Reserve Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 3(a) and/or 3(b), as the case may be.

     (b) If, on any Distribution Date, the Facility A Available Amount or the Facility B Available Amount plus the amount to be withdrawn from the Reserve
                            ----
Account pursuant to Section 4(a) on such Distribution Date is less than the aggregate amount required to be distributed pursuant to clauses (i), (ii),
(iii), (iv), (v) and (vi) of Section 3(a) or Section 3(b), respectively, the Collateral Agent shall withdraw (or, if the Collateral Account shall not at such time be maintained by the Collateral Agent, the Collateral Agent shall direct the holder of the Collateral Account to withdraw) the amount of such deficiency, up to the amount available in the Collateral Account, from the Collateral Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 3(a) and/or 3(b), as the case may be.

     (c) If, on any Interim Distribution Date, the amount withdrawn from the Facility A Subaccount or the Facility B Subaccount is less than the aggregate amount required to be distributed pursuant to clauses (i) and (ii) of Section 3(e) or Section 3(f), respectively, the Collateral Agent shall withdraw (or, if the Reserve Account shall not at such time be maintained by the Collateral Agent, the Collateral Agent shall direct the holder of the Reserve Account to withdraw) the amount of such deficiency, up to the amount available in the Reserve Account, from the Reserve Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 3(e) and/or 3(f), as the case may be; provided that in computing the amount of any deficiency with respect to any
-------- ----
Interim Distribution Date for the purposes of this Section 4(c) only, the amount of Yield payable under each of Section 3(e)(i) and Section 3(f)(i) for such Interim Distribution Date shall be deemed to be equal to the lesser of (x) the Yield payable under such Section on such date (without regard to this proviso) and (y) the sum of the daily interest which would have accrued on the relevant Advances maintained on each day during the period from and including the immediately preceding Distribution Date to such Interim Distribution Date at a rate per annum equal to 1.25% in excess of the Eurodollar Rate for the Accrual Period commencing on such immediately preceding Distribution Date.

     (d) If, on any Interim Distribution Date, the amount withdrawn from the Facility A Subaccount or the Facility B Subaccount plus the amount to be
                                                   ----
withdrawn from the Reserve Account pursuant to Section 4(c) on such Interim Distribution Date is less than the aggregate amount required to be distributed pursuant to clauses (i) and (ii) of Section 3(e) or 3(f), respectively, the Collateral Agent shall withdraw (or, if the Collateral Account shall not at such time be maintained by the Collateral Agent, the Collateral Agent shall direct the holder of the Collateral Account to withdraw) the amount of such deficiency, up to the amount available in the Collateral Account, from the Collateral Account and apply such amount in the order of priority and in the manner set forth in such clauses of Section 3(e) and/or 3(f), as the case may be.

     (e) On the Facility Termination Date (if a Distribution Date) or otherwise on the first Distribution Date following the Facility Termination Date, the Collateral Agent shall withdraw (or direct the holder of the applicable account to withdraw) all amounts on deposit in the Reserve Account and the Collateral Account and apply such amount as provided in Sections 3(c) and 3(d) and at such time the Reserve Account and the Collateral Account shall be closed.

     (f) On each Distribution Date prior to the Facility Termination Date and based solely on the Servicer's Certificate for such Distribution Date, the Collateral Agent shall withdraw from the Reserve Account the amount on deposit in the Reserve Account in excess of the Required Reserve Account Amount (after giving effect to all distributions to be made on such Distribution Date pursuant to Section 3(a) and Section 3(b), and any withdrawals to be made from the Reserve Account pursuant to paragraph (a) of this Section 4) and distribute such amount to the Borrower or as it may direct.

     (g) On each Distribution Date prior to the Facility Termination Date (after giving effect to the distributions to be made on such Distribution Date pursuant to Section 3(a) and Section 3(b) and any withdrawals to be made from the Collateral Account pursuant to paragraph (b) of this Section 4), the Borrower shall be entitled to direct the Collateral Agent (with a copy of such directions to be delivered to the Agent) to withdraw and pay to the Borrower (or as it may direct), any and all amounts on deposit in the Collateral Account so long as after giving effect to such withdrawal no Borrowing Base Deficiency, Facility Termination Event or Unmatured Facility Termination Event shall occur or be continuing.

          (h) Notwithstanding the foregoing, if on any Distribution Date or Interim Distribution Date, the amount on deposit in the Reserve Account (the "Available Reserve Amount") or the amount on deposit in the Collateral
           ------------------------
     Account (the "Available Collateral Amount") is less than the amount
                   ---------------------------
     required to pay in full the unpaid amounts described in Section 4(a), 4(b), 4(c) or 4(d), as the case may be, (i) the Facility A Share of the Available Reserve Amount and/or the Available Collateral Amount shall be applied to the extent thereof first, to the relevant amounts owing under Section 3(a), 3(c) or 3(e) (as applicable), with any remainder to be applied to relevant amounts owing under Section 3(b), 3(d) or 3(f) (as applicable); and (ii) the Facility B Share of the Available Reserve Amount and/or the Available Collateral Amount shall be applied to the extent thereof first, to the relevant amounts owing under Section 3(b), 3(d) or 3(f) (as applicable), with any remainder to the applied to relevant amounts owing under Section 3(a), 3(c) or 3(e) (as applicable).

          (i) All or a portion of the amounts on deposit in the Collection Account, the Collateral Account and the Reserve Account shall be invested and reinvested by the Collateral Agent at the direction of the Servicer in one or more Permitted Investments. No such investment shall mature later than the day prior to the next occurring Distribution Date. The amounts held in the Collection Account, the Collateral Account and the Reserve Account on the Business Day prior to each Distribution Date shall be invested by the Collateral Agent in overnight or next-day funds in such Permitted Investments reasonably available to the Collateral Agent as may be acceptable to the Servicer (which shall initially be the Collateral Agent's U.S. Treasury Securities Money Market Fund and, from time to time, shall include such other proprietary Permitted Investments of the Collateral Agent) for the period of time from the Business Day prior to the Distribution Date until such Distribution Date. All income or other gains from investment of moneys on deposit in any such account shall be deposited by the Collateral Agent in the applicable account immediately upon receipt. If any amounts are needed for disbursement from the Collection Account, the Collateral Account or the Reserve Account and sufficient uninvested funds are not available therein to make such disbursement, the Collateral Agent shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account to make such disbursement upon the direction of the Servicer or, if the Servicer shall fail to give such direction, the Agent.

          (j) If at any time the Collection Account, the Collateral Account or the Reserve Account ceases to be an Eligible Account, the Agent may direct the Collateral Agent to transfer such account to another institution such that such account shall meet the requirements of an Eligible Account.

     Section 5. Expenses.  It is understood that the Collateral Agent shall be
                --------
entitled to receive reimbursement for costs and expenses and such reimbursement obligation shall be payable by the Borrower to the extent funds are available therefor under Section 3 hereof and otherwise by AFS.

     Section 6. Representations And Warranties Of The Collateral Agent.  The
                ------------------------------------------------------
Collateral Agent represents and warrants as of the date hereof that:

            (a) It is a national banking association, validly existing and in good standing under the laws of United States of America;

            (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, the Custodian Agreement, the Lockbox Agreement, the Purchase Agreement and the Receivables Financing Agreement (collectively, the "CA Documents") and has taken all necessary action to
                         ------------
     authorize the execution, delivery and performance by it of the CA
     Documents;

            (c) The execution, delivery and performance by it of the CA Documents do not violate in any material respect (i) any provision of any law or regulation governing its banking and trust powers or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to it or any of its assets or (ii) any provision of its corporate charter or by-laws;

            (d) The execution, delivery and performance by it of the CA Documents do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating its banking and corporate trust activities; and

            (e) The CA Documents have been duly executed and delivered by it and each constitutes its legal, valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     Section 7. Resignation By And Removal Of The Collateral Agent; Successor
                -------------------------------------------------------------
Collateral Agent.
----------------

            (a) The Collateral Agent may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Agent and AFS. No resignation shall be effective until a successor collateral agent shall have been appointed and accepted its appointment. Promptly after receipt of notice of the Collateral Agent's proposed resignation, the Agent shall appoint, by written instrument, a successor collateral agent and notify AFS thereof. If a successor collateral agent is not appointed in accordance with the foregoing procedures, the Collateral Agent may petition a court of competent jurisdiction to appoint a successor collateral agent. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Collateral Agent, AFS and the successor collateral agent.

            (b) The Agent, upon at least 60 days written notice to the Collateral Agent (or, if such removal is for cause, such 60 day period may be decreased to no less than three

     Business Days by the Agent in its sole discretion), may remove and discharge the Collateral Agent (or any successor collateral agent thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Collateral Agent, the Agent shall appoint, by written instrument, a successor collateral agent and notify AFS thereof. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Collateral Agent, AFS and the successor collateral agent.

            (c) In the event of any such resignation or removal, the Collateral Agent shall promptly transfer to the successor collateral agent, as directed in writing by the Agent, all Transferred ABS held by it (with appropriate instruments of transfer) and all accounts, funds and investments being administered under this Agreement and shall cooperate with the Agent, AFS and the successor collateral agent to facilitate the continued perfection and priority of the Lien granted for the benefit of the Secured Parties in the Borrower Collateral.

     Section 8. Indemnity.  The Borrower (to the extent of funds available
                ---------
therefor under Section 3 of this Agreement) and AFS agree, jointly and severally, to indemnify and hold harmless the Collateral Agent and its directors, officers, agents and employees against any and all claims, damages, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement and the Transaction Documents that may be imposed upon, incurred by or asserted against the Collateral Agent; provided, however, that this Section 8 shall not relieve
                      --------
the Collateral Agent from liability for its willful misconduct or gross negligence. The provisions of this Section 8 shall survive the resignation or removal of the Collateral Agent or any successor Collateral Agent and the termination of this Agreement.

     Section 9. Limitations Of Liability.
                ------------------------

            (a) The Collateral Agent shall not be liable to the Borrower, the Servicer, the Agent, any Lender, the Investors or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Collateral Agent shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Collateral Agent shall be implied with respect to this Agreement or the Collateral Agent's services hereunder.

            (b) The Collateral Agent may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of (i) any oral instructions from any persons the Collateral Agent believes to be authorized to give such instructions, who shall only be, with respect to the Servicer, the Borrower and the Agent, persons the Collateral Agent believes in good faith to be duly authorized officers thereof, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Collateral Agent to be genuine and to have been signed and presented by the proper party or parties.

            (c) The Collateral Agent may consult with counsel nationally recognized in the area of commercial transactions with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Collateral Agent in reasonable reliance, in good faith, and in accordance therewith; provided, however, that if the Agent gives instructions to the
                --------  -------
     Collateral Agent or provides an opinion of counsel selected by them, which in either case conflicts with any such advice or opinion of counsel, then the Collateral Agent shall follow such instructions of the Agent (unless such instructions violate the express terms of this Agreement or violate applicable law) or such opinion of counsel selected by the Agent, and shall be fully protected in acting or refraining to act thereon.

            (d) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

     Section 10. Term Of Agreement.  This Agreement shall be terminated upon the
                 -----------------
final payment of all Obligations of the Borrower under the Transaction Documents and the termination of any commitment of the Lenders under the Transaction Documents.

     Section 11. Notices.  All demands, notices and communications relating to
                 -------
this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown in the Receivables Financing Agreement, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

     Section 12. GOVERNING LAW; VENUE; CONSENT TO JURISDICTION.  (A) THIS
                 ---------------------------------------------
AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

     (B) VENUE FOR ANY ACTION BROUGHT UNDER THIS AGREEMENT MAY BE IN ANY NEW YORK STATE COURT OR FEDERAL DISTRICT COURT SITTING IN NEW YORK, NEW YORK. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE JURISDICTION OF SUCH COURT.

     Section 13. Assignment.  Except as expressly permitted herein, no party to
                 ----------
this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties.

     Section 14. Counterparts.  For the purpose of facilitating the execution of
                 ------------
this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

     Section 15. Headings.  The section headings are not part of this Agreement
                 --------
and shall not be used in its interpretation.

     Section 16. Third Party Beneficiaries.  It is hereby agreed by the parties
                 -------------------------
hereto that, the Lenders and the other Secured Parties are, and are intended to be, third party beneficiaries under this Agreement.

     Section 17. Remedies in Bankruptcy.
                 ----------------------

            (a) The Collateral Agent may, in its discretion (with the consent of the Agent), and shall, at the direction of the Agent, proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate proceedings as the Collateral Agent or the Agent shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Transaction Document or in and of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Collateral Agent by any Transaction Document or by law.

            (b) In case there shall be pending, relative to the Borrower or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Borrower Collateral, proceedings under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Borrower or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Borrower or other obligor upon the Notes, or to the creditors of property of the Borrower or such other obligor, the Collateral Agent, irrespective of whether the principal of any Notes shall their be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and Yield owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent (including any claim for reimbursement of all expenses and liabilities incurred, and all advances, if any, made, by the Collateral Agent and each predecessor Collateral Agent, except as a result of negligence, bad faith or wilful misconduct) and of each of the other Secured Parties allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote (with the consent of the Agent) on behalf of the holders of the Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent or the Secured Parties allowed in any judicial proceedings relative to the Borrower, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Secured Parties to make payments to the Collateral Agent, and, in the event that the Collateral Agent and the Agent shall consent, to the making of payments directly to such Secured Parties, to pay to the Collateral Agent such amounts as shall be sufficient to cover all reasonable expenses and liabilities incurred, and all advances made, by the Collateral Agent and each predecessor Collateral Agent except as a result of negligence, bad faith or wilful misconduct.

          (c) Nothing herein contained shall be deemed to authorize the Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of any Lender or other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (d) All rights of action and of asserting claims under the Transaction Documents, may be enforced by the Collateral Agent without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Collateral Agent shall be brought in its own name as Collateral Agent, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Collateral Agent, each predecessor Collateral Agent and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Notes and other Secured Parties.

          (e) In any proceedings brought by the Collateral Agent to enforce the Liens under the Transaction Documents (and also any proceedings involving the interpretation of any provision of any Transaction Document), the Collateral Agent shall be held to represent all the Secured Parties, and it shall not be necessary to make any Secured Party a party to any such proceedings.

     Section 18. Other Remedies.  The Collateral Agent may (with the consent of
                 --------------
the Agent), or the Collateral Agent shall, at the direction of the Agent, also do one or more of the following (subject to Section 9):

          (a) institute proceedings in its own name and on behalf of the Secured Parties as Collateral Agent for the collection of all amounts then payable on the Notes or under the Receivables Financing Agreement and Fee Letter with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Borrower and any other obligor upon such Notes moneys adjudged due;

          (b) institute proceedings from time to time for the complete or partial foreclosure upon the Borrower Collateral;

          (c) if not at the time so registered, cause all or any portion of the Transferred ABS to be registered in the name of the Collateral Agent, its nominee or designee;

          (d) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the right and remedies of the Collateral Agent and the Secured Parties; and

          (e) sell the Borrower Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

     Section 19. Limitation on Liability.  It is expressly understood and agreed
                 -----------------------
by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trust Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents.

                           [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                              DEUTSCHE BANK AG,
                              NEW YORK BRANCH, as Agent

                              By:___________________________________________
                                   Name:
                                   Title:

                              By:___________________________________________
                                   Name:
                                   Title:

                              AMERICREDIT DB TRUST

                              By:  Bankers Trust (Delaware), not in its
                                   individual capacity but solely as Trustee

                              By:___________________________________________
                                   Name:
                                   Title:

                              AMERICREDIT FINANCIAL SERVICES, INC.

                              By:___________________________________________
                                   Name:
                                   Title:

                              BANK ONE, N.A., as Collateral Agent

                              By:___________________________________________
                                   Name:
                                   Title:

                    [Signature Page to Security Agreement]

                              BANK ONE, N.A., as Securities Intermediary

                              By:_______________________________________
                                   Name:
                                   Title:

                    [Signature Page to Security Agreement]

                               Table of Contents
                               -----------------

                                                                                               Page
                                                                                               ----
Section 1.   Definitions......................................................................    1
Section 2.   Appointment of Collateral Agent..................................................    3
Section 3.   Distributions....................................................................    4
Section 4.   The Reserve Account and the Collateral Account; Investments......................   10
Section 5.   Expenses.........................................................................   12
Section 6.   Representations And Warranties Of The Collateral Agent...........................   13
Section 7.   Resignation By And Removal Of The Collateral Agent; Successor Collateral Agent...   13
Section 8.   Indemnity........................................................................   14
Section 9.   Limitations Of Liability.........................................................   14
Section 10.  Term Of Agreement................................................................   15
Section 11.  Notices..........................................................................   15
Section 12.  GOVERNING LAW; VENUE; CONSENT TO JURISDICTION....................................   15
Section 13.  Assignment.......................................................................   15
Section 14.  Counterparts.....................................................................   15
Section 15.  Headings.........................................................................   16
Section 16.  Third Party Beneficiaries........................................................   16
Section 17.  Remedies in Bankruptcy...........................................................   16
Section 18.  Other Remedies...................................................................   17
Section 19.  Limitation on Liability..........................................................   18

                                       i